                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2004
                                                        ------------------

                       LONE STAR STEAKHOUSE & SALOON, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                           0-19907                   48-1109495
--------------------------------------------------------------------------------
(State or other jurisdiction           Commission            (IRS Employer
 of incorporation)                     File Number)          Identification No.)

                 224 East Douglas, Suite 700, Wichita, KS 67202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (316) 264-8899
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

     On September 22, 2004, Lone Star Steakhouse & Saloon,  Inc. (the "Company")
issued a press release  announcing  that the Board of Directors had declared the
Company's quarterly cash dividend of $.175 per share. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       EXHIBIT NO.             EXHIBITS

       99.1                    Press Release dated September 22, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON, INC.

Dated: September 24, 2004                    By: /s/ John D. White
                                                ------------------------------
                                                Name:   John D. White
                                                Title:  Executive Vice President